CONNECTING THE WORLD ▶ OCTOBER 2022 — Sale of Link 16 Tactical Data Links Business Unit to L3Harris Viasat Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements that refer to the proposed divestiture of our Link 16 Tactical Data Links business to L3Harris (referred to herein as the “Link 16 TDL Sale”) and any statements regarding the expected timing, costs and benefits thereof, and timing or satisfaction of regulatory and other closing conditions; the pending acquisition of Inmarsat (referred to herein as the “Inmarsat Transaction” and, together with the Link 16 TDL Sale, the “Transactions”) and anticipated operations, financial position, liquidity, performance, prospects or growth opportunities following the closing of the Transactions; the performance and anticipated benefits of our ViaSat-3 class satellites and any future satellite we may construct or acquire; the expected completion, capacity, service, coverage, useful life and other features of our satellites, and the timing, cost, economics and other benefits associated therewith; projections of earnings, revenue, costs or other financial items in FY2023 and beyond; anticipated growth and trends in our business or key markets; future economic conditions and performance; the development, customer acceptance and anticipated performance of technologies, products or services; anticipated growth opportunities within our business segments; construction and launch of our ViaSat-3 constellation; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially include: risks and uncertainties related to the Transactions, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances for either Transaction; the risk that any such approval may result in the imposition of conditions that could adversely affect us or the expected benefits of the Transactions; the failure to satisfy any of the closing conditions to the Transactions on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for either Transaction; the ability to realize anticipated benefits of the Transactions; our ability to successfully integrate Inmarsat operations, technologies and employees; our ability to realize the anticipated benefits of the ViaSat-3 class satellites and any future satellite we may construct or acquire; unexpected expenses related to our satellite projects; our ability to successfully implement a services-based business model; capacity constraints in our business in the lead-up to the launch of services on our ViaSat-3 satellites; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; the impact of the COVID-19 pandemic on our business, suppliers, consumers, customers, and employees or the overall economy; our ability to successfully develop, introduce and sell new technologies, products and services; audits by the U.S. Government; changes in the global business environment and economic conditions; delays in approving U.S. Government budgets and cuts in government defense expenditures; our reliance on U.S. Government contracts, and on a small number of contracts which account for a significant percentage of our revenues; reduced demand for products and services as a result of continued constraints on capital spending by customers; changes in relationships with, or the financial condition of, key customers or suppliers; our reliance on a limited number of third parties to manufacture and supply our products; increased competition; introduction of new technologies and other factors affecting the communications and defense industries generally; the effect of adverse regulatory changes (including changes affecting spectrum availability or permitted uses) on our ability to sell or deploy our products and services; changes in the way others use spectrum; our inability to access additional spectrum, use spectrum for additional purposes, and/or operate satellites at additional orbital locations; competing uses of the same spectrum or orbital locations that we utilize or seek to utilize; the effect of recent changes to U.S. tax laws; our level of indebtedness and ability to comply with applicable debt covenants; our involvement in litigation, including intellectual property claims and litigation to protect our proprietary technology; and our dependence on a limited number of key employees. In addition, please refer to the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to revise or update any forward-looking statements for any reason. Financial Information This presentation includes stand-alone financial information of Viasat, as well as pro forma information that gives effect to the Link 16 TDL Sale for the periods indicated, and certain pro forma combined financial information that both gives pro forma effect to the Link 16 TDL Sale and combines financial information of Inmarsat for the periods indicated. Pro forma and pro forma combined financial information has been prepared for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations would have been had the applicable Transaction(s) been completed on the first day of the period presented and does not include all pro forma adjustments that would be required for pro forma presentation under US GAAP. References in this presentation to “FY” or “Fiscal Year” refer to fiscal years of Viasat, Inc., which end on March 31 of the applicable year. All other references are to calendar years. Inmarsat’s underlying financial information is prepared in accordance with IFRS using a fiscal year ending December 31 of each year, and for purposes of this presentation such financial information has not been converted into US GAAP. Combined financial information has been prepared by adding historical financial information of Viasat and Inmarsat for the periods indicated and is not based on a pro forma presentation reflecting pro forma adjustments or any other adjustments required by US GAAP. This presentation includes non-GAAP financial measures such as Adjusted EBITDA to supplement financial information presented on a US GAAP basis. We believe these measures are appropriate to enhance an overall understanding of our past financial performance and prospects for the future. However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with US GAAP.

Valuation reflects strong and growing franchise Strengthens financial profile Aligns focus with Core strategy Accelerates Services-based business model transition — Strategically and Financially Compelling Transaction — Cash purchase price of $1.96 billion with expected after-tax proceeds of $1.80 billion Allows Viasat to focus on building a service platform targeting a broad range of users across global mobility and fixed markets Sale proceeds significantly lower net leverage, improve liquidity and increase Viasat’s financial flexibility Expect recurring service revenue as a percentage of total revenue to increase to approximately 77%(1) pro forma for the Link 16 TDL Sale and the Inmarsat Transaction

The Link 16 TDL Sale is subject to the receipt of certain regulatory approvals and clearances and the satisfaction of other customary closing conditions Expected to close first half of CY2023 No financing contingency Viasat intends to use the proceeds to lower net leverage and increase liquidity Pro forma(3), standalone net debt of $0.6 bn and net leverage ratio of ~1.4x LTM Adj. EBITDA at 6/30/22 Expected to fully fund path to positive free cash flow, including the proposed Inmarsat Transaction, with lower leverage and less cash interest Viasat Inc. (Nasdaq: VSAT) has entered into an agreement to sell its Link 16 Tactical Data Links (TDL) business unit to L3Harris (NYSE: LHX) Total consideration of $1,958mm at closing in cash, subject to adjustments Expected cash proceeds of ~$1,800mm net of estimated taxes, fees and expenses As of 6/30/2022, the Link 16 TDL business unit had: LTM Revenue of approximately $400 million Estimated LTM Adjusted EBITDA of approximately $125 million, an amount burdened by estimated allocable overhead and corporate expenses over the next twelve months(2) Includes approximately 450 employees of the business TRANSACTION OVERVIEW — OVERVIEW OF LINK 16 TDL SALE USE OF PROCEEDS CONDITIONS & TIMING

Expected to Benefit All Stakeholders people customers Equity & DEBT holders Purchaser is a large and well-funded company and expected to continue to invest in the Link 16 TDL business Business aligns with purchaser's core strategy and focus Purchaser is a global aerospace and defense technology innovator Purchaser is an agile global aerospace and defense technology innovator that will bring new capabilities to Link 16 TDL product line Long time Link 16 TDL partner Trusted prime for U.S and allied nations Sale of Link 16 TDL business unit is expected to unlock the value of an underappreciated asset that is less synergistic with Viasat’s core business strategy Expected to fully fund path to positive FCF, including the proposed Inmarsat Transaction, with lower leverage and less cash interest Provides significant balance sheet flexibility

Viasat’s Core Strategy Lowest Cost Per Byte Capacity Driven by proprietary technology across payload, ground network and network management tools Network architecture deploys bandwidth where demand is highest, keeping asset utilization high Diverse end markets 4 flatter peak to trough usage Realize Highest Value Per Byte Prioritize natural satellite markets of mobility and government Customer first orientation to relentlessly improve services and solutions Vertical integration to optimize for best solution Capacity Jumps + Efficiency Gains Capacity Increase FY2012 FY2023 VS-3 VS-1 Cost/Bit Reduction

The Challenges Non-Geostationary Solutions 95% of the world’s population lives on only 10% of the Earth’s land (4), and route density of mobile users Requires more satellites to match supply and demand Hundreds of satellites needed to cover the globe 5-year expected useful life Lower utilization per satellite due to time spent over low-demand areas Flexible broadband system efficiently matches supply and demand Three satellites for global coverage 15-year expected useful life High utilization of capacity ViaSat-3 Dynamically Matching Supply with Demand, Globally — OUR ViaSat-3 SOLUTION —

Cost-Effective Bandwidth Fuels Our Growth Gbps Revenue and Capacity Launching and ramping utilization of our global VS-3 constellation is a significant opportunity

PRO FORMA FOR LINK 16 TDL SALE AND INMARSAT TRANSACTION, RECURRING SERVICE REVENUE MIX EXPECTED TO INCREASE TO APPROXIMATELY 77% OF TOTAL Accelerating Recurring Services-Based Transition REVENUE MIX PRO FORMA(1) VIASAT- FY10 VIASAT – FY20 • 77% Services • 23% Products

STRENGTHENS FINANCIAL PROFILE — Proceeds expected to de-risk standalone balance sheet reducing net debt by 74% and net leverage by 67% Proceeds expected to reduce peak net leverage pro forma for the Inmarsat Transaction by 0.7x(5) at 6/30/2023 Expected to fully fund path to positive free cash flow, including the proposed Inmarsat Transaction, with lower leverage and less cash interest Diverse and resilient revenue profile post-sale Growing recurring services revenue stream ENHANCED CREDIT PROFILE AND CASH FLOW PROFILE — 6/30/22 — PRO FORMA(3) 6/30/22 — $0.6 bn $2.4 bn ANTICIPATED STANDALONE NET DEBT & LEVERAGE — 1.4x 4.2x Net Debt Net Leverage ▼ 67% ▼ 74%

Key Products and Services Select Customers Key Products and Services Key Products and Services Select Customers Select Customers Energy Mobile & Fixed Terminals Antenna Systems Other Design & Development Revenue: $1.2 billion Government Systems Satellite Services Revenue: $0.7 billion(6) Revenue: $0.5 billion Pro Forma Viasat Standalone for the LTM 6/30/2022 Revenue of $2.4 billion Other Mobility & Enterprise In-Flight Connectivity Fixed Broadband Satcom Services & Technology Information Assurance & Cybersecurity Commercial Networks Space-Based Services

New Government Systems Segment[7]

Government Systems

Satcom Services & Technology



- Satcom-As-A-Service - Secure, multi-network satellite services from Senior Leader Mobility services to entertainment services on bases, and everything in-between. Software-defined hybrid networking builds on VS-3 and partner network capabilities to provide high capacity, always-on, resilient, secure networking that operates in contested areas through the spectrum of adversary threats, including jamming, scintillation, cyber, and kinetic effects.

Information Assurance & Cybersecurity



- Cybersecurity – Zero-trust services leverage machine learning based analytics that synthesize data from Viasat's global network and secure data feeds from NSA and DHS.
- Information Assurance – Leader in IP-based, NSA certified encryptors. Platforms for air, ground, maritime, space, space and cloud. Family of products supports use cases from embedded to enterprise applications.

Space-Based Services



- Space-Based Services – Networks provide data for Earth Observation, Missile Warning, Alternate Position, Navigation, Timing, and Space Situational Awareness.
- Space Networking - LEO to GEO Relay through VS-3 enables on-demand streaming to/from LEO platforms, Next generation narrowband and UHF for contested environments

Rapidly Advancing Space and Networking Capabilities to Enable Accelerated Growth

Viasat

12

Viasat Growth Drivers and Catalysts BACKLOG Subscription Revenue Large & Growing TAM Near term Catalysts In Flight Connectivity Mobility - Commercial & Government Mobility ViaSat-3 launches Government Systems International - Fixed & Mobile Antenna Ground Systems Government US & International Fixed Inmarsat Transaction Link 16 TDL Sale

Valuation reflects strong and growing franchise Strengthens financial profile Aligns focus with Core strategy Accelerates Services-based business model transition — Strategically and Financially Compelling Transaction — Cash purchase price of $1.96 billion with expected after-tax proceeds of $1.80 billion Allows Viasat to focus on building a service platform targeting a broad range of users across global mobility and fixed markets Sale proceeds significantly lower net leverage, improve liquidity and increase Viasat’s financial flexibility Expect recurring service revenue as a percentage of total revenue to increase to approximately 77%(1) pro forma for the Link 16 TDL Sale and the Inmarsat Transaction

THANK YOU

APPENDIX —

Pro forma for completion of the Link 16 TDL Sale and presented on a combined basis assuming the completion the Inmarsat Transaction for the LTM 6/30/2022. Excludes some corporate expense expected to be remediated. Pro forma for Link 16 TDL Sale as of 6/30/2022. European Commission, Joint Research Centre (JRC). "Urbanization: 95% Of The World's Population Lives On 10% Of The Land." ScienceDaily. ScienceDaily, 19 December 2008. Pro forma for completion of the Link 16 TDL Sale and presented on a combined basis assuming the Inmarsat Transaction as of 6/30/2023E. LTM 6/30/2022 Government Systems Segment revenue as reported excluding approximately $0.4 billion of Link 16 TDL revenue. Government Systems Segment Post-Sale. ENDNOTES —